Exhibit 10.4

Execution Version

Amendment No. 3 to Credit Agreement

This Amendment No. 3 (this “Amendment”) to that certain Credit Agreement, dated as of June 30, 2014 (as amended by Amendment No. 1 to the Credit Agreement dated as of July 16, 2014, Amendment No. 2 to the Credit Agreement dated as of November 13, 2014 and as otherwise modified prior to the date hereof, the “Existing Credit Agreement”), by and among Retrophin, Inc., as borrower (the “Borrower”), the Lenders from time to time party thereto and U.S. Bank National Association, as administrative agent and collateral agent (in such capacity, the “Administrative Agent”), is dated as of January 12, 2015, by and among the Borrower, the Lenders constituting the Majority Lenders on the signature pages hereto, and the Administrative Agent. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Existing Credit Agreement.

RECITALS

WHEREAS, Section 6.07 of the Existing Credit Agreement provides that the Borrower shall not, and shall not permit any of its Subsidiaries to, make or hold any Investments or Acquisitions other than the Investments and Acquisitions permitted therein; and

WHEREAS, the Borrower has advised the Majority Lenders that it wishes to amend certain clauses of Section 6.07 of the Existing Credit Agreement on the terms set forth herein and the Majority Lenders have agreed to consent to such amendments.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the mutual promises and undertakings in this Amendment, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.          Defined Terms; References. Unless otherwise specifically defined herein, each term used herein that is defined in the Amended Credit Agreement (as defined below) has the meaning assigned to such term in the Amended Credit Agreement. Each reference in the Existing Credit Agreement to “this Agreement”, “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference, and each reference in any other Loan Document to “the Credit Agreement”, “thereof”, “thereunder”, “therein” or “thereby” or any other similar reference to the Existing Credit Agreement shall, from the Amendment Effective Date (as defined below), refer to the Existing Credit Agreement after giving effect to the amendments herein (the “Amended Credit Agreement”).

2.          Amendments.

(I) Section 1.01 of the Existing Credit Agreement is hereby amended by inserting the following definitions therein:

“Asklepion Acquisition” means, the acquisition by the Borrower of certain assets, and the assumption by the Borrower of certain obligations, related to Asklepion’s Cholic Acid business, pursuant to the Asklepion Acquisition Agreement; provided that

(a) such acquisition is financed with (x) Cash on hand of the Borrower or such Subsidiary, (y) the proceeds of the sale or issuance of any Capital Stock by the Borrower or (z) Indebtedness incurred under this Agreement; (b) no Default or Event of Default shall have occurred and be continuing as of the Asklepion Acquisition Closing Date; (c) as of the Asklepion Acquisition Closing Date, the Borrower shall be in pro forma compliance with each of the Financial Covenants, determined as of the last day of the most recently ended Measurement Period; and (d) the representations and warranties of the Loan Parties contained in the Loan Documents, in the Asklepion Acquisition Agreement and the other documents relating thereto, shall in each case be true and correct in all material respects on and as of the Asklepion Acquisition Closing Date except to the extent that such representations and warranties specifically refer to an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date; provided that any such representation and warranty that is qualified by “materiality”, “material adverse effect” or similar language shall be true and correct in all respects (after giving effect to any such qualification therein) as of the Asklepion Acquisition Closing Date or such earlier date, as applicable.

“Asklepion Acquisition Agreement” means that certain Asset Purchase Agreement dated as of January 12, 2015 among Asklepion, as seller and the Borrower, as purchaser, together with all other documents, instruments, certificates and/or agreements entered into in connection with or related to the Asklepion Acquisition Agreement, the execution versions of each have been provided to the Administrative Agent.

“Asklepion Acquisition Closing Date” means the Closing Date (as defined in the Asklepion Acquisition Agreement).

“Asklepion” means Asklepion Pharmaceuticals LLC.

(II) Section 6.07 of the Existing Credit Agreement is hereby amended by (i) deleting the text “and” appearing at the end of clause (h) thereof, (ii) deleting the text “.” appearing immediately following clause (i) thereof and inserting the text “; and” in lieu thereof and (iii) inserting the following new clause (j):

(j) the Asklepion Acquisition.

4.          Conditions Precedent. This Amendment shall become effective when, and only when, each of the following conditions shall have been satisfied (the date of satisfaction of such conditions precedent, the “Amendment Effective Date”):

(a)          the Administrative Agent shall have received a counterpart of this Amendment executed by the Borrower and the Majority Lenders;

(b)          the representations and warranties of the Loan Parties contained in the Loan Documents shall be true and correct in all material respects on and as of the Amendment Effective Date except to the extent that such representations and warranties specifically refer to an earlier date, in which case such representations and warranties shall be true and correct in all

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material respects as of such earlier date; provided that any such representation and warranty that is qualified by “materiality”, “material adverse effect” or similar language shall be true and correct in all respects (after giving effect to any such qualification therein) as of the Amendment Effective Date or such earlier date, as applicable;

(c)          the Administrative Agent shall have received payment of all reasonable and documented fees and expenses of counsel for the Administrative Agent as set forth in Section 9.05 of the Existing Credit Agreement; and

(e)          no Default or Event of Default shall have occurred and be continuing on the Amendment Effective Date, both immediately prior to and immediately after giving effect to this Amendment.

5.          Loan Document. As of the Amendment Effective Date, this Amendment shall be a Loan Document executed pursuant to the Existing Credit Agreement, shall constitute a “Loan Document” for all purposes under the Amended Credit Agreement and (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof.

6.          Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise (i) limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, the Collateral Agent or any other party under the Existing Credit Agreement or any other Loan Document, (ii) alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect or (iii) entitle the Borrower or any Guarantor to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other Loan Document in similar or different circumstances. Except as expressly amended or waived hereby, the provisions of the Existing Credit Agreement are and shall remain in full force and effect.

7.          Section Captions. Section captions used in this Amendment are for convenience of reference only, and shall not affect the construction of this Amendment.

8.          Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic means shall be effective as delivery of a manually executed counterpart of this Amendment.

9.          Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, the parties have caused this Amendment to be executed in duplicate as of the day and year first above written.

BORROWER:	RETROPHIN, INC.

	By:	/s/ Laura Clague
Name: Laura Clague
Title: Chief Financial Officer

[Signature Page to Amendment No. 3]

ADMINISTRATIVE
AGENT:	U.S. BANK NATIONAL ASSOCIATION,
as Administrative Agent

	By:	/s/ James A. Haney
Name: James A. Haney
Title: Vice President

[Signature Page to Amendment No. 3]

MAJORITY LENDERS:

Athyrium Opportunities Fund (A) LP,
as Lender

	By:	Athyrium Opportunities Associates LP, its general partner

	By:	Athyrium Opportunities Associates GP LLC, its general partner

	By:	/s/ Jeffrey A. Ferrell
Name: Jeffrey A. Ferrell
Title: President

Athyrium Opportunities Fund (B) LP,
as Lender

	By:	Athyrium Opportunities Associates
LP, its general partner

	By:	Athyrium Opportunities Associates GP LLC, its general partner

	By:	/s/ Jeffrey A. Ferrell
Name: Jeffrey A. Ferrell
Title: President

[Signature Page to Amendment No. 3]